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                                                                  EXHIBIT 23.11


                             CONSENT OF DIRECTOR


        I hereby consent to being named a director in the Goodrich Petroleum Corporation Joint Proxy/Prospectus constituting part of the Registration Statement on Form S-4 dated April 13, 1995.


                                       Very truly yours,


                                       /s/ HENRY GOODRICH
                                       ----------------------------------
                                           Henry Goodrich